UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2016 Annual Meeting of Stockholders of Fate Therapeutics, Inc. (the “Company”) held on May 11, 2016:

(i) The election of two Class III directors, as nominated by the Board of Directors, to hold office until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2016.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 30, 2016.

The number of shares of common stock entitled to vote at the annual meeting was 28,861,711.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 25,466,177.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class III Directors.

Director Nominee	Votes For	Votes Withheld
J. Scott Wolchko	18,412,563	500,220
Timothy P. Coughlin	18,414,649	498,134

There were 6,553,394 broker non-votes regarding the election of directors.

(b)	Ratification of Auditors.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The results of the voting included 25,411,046 votes for, 54,921 votes against, and 210 votes abstained.

There were zero broker non-votes regarding this proposal.

Item 8.01	Other Events.

On May 10, 2016, the Board of Directors of the Company adopted amendments to the Company’s non-employee director compensation policy (as amended and restated, the “Policy”) with respect to the equity component of compensation to non-employee directors.  Pursuant to the Policy, each new non-employee director who is initially appointed or elected to the Company’s Board of Directors will receive an option grant to purchase up to 37,500 shares of common stock (increased from 20,000 shares). In addition, each continuing non-employee director will be eligible to receive an annual option grant to purchase up to 25,000 shares of common stock (increased from 10,000 shares).

The foregoing description of the terms of the Policy does not purport to be complete and is qualified in its entirety by reference to the Policy, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2016	Fate Therapeutics, Inc.

	By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer